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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                    -----------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    Date of Report (Date of Event Reported):

                                October 18, 2001
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                                 TELIGENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



              000-23387                            54-1866562
        ------------------------        ------------------------------------
        (Commission File Number)        (IRS Employer Identification No.)



                               8065 Leesburg Pike
                                    Suite 400
                             Vienna, Virginia 22182
                    (Address of principal executive offices)
                                   (Zip Code)


        Registrant's telephone number, including area code (703) 762-5100


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Item 5.  Other Events

On October 18, 2001, the Registrant and certain of its domestic subsidiaries entered into a Second Amended and Restated Asset Purchase Agreement ("Agreement") with Teligent Acquisition Corp. ("TAC") which supercedes the First Amended and Restated Asset Purchase Agreement executed by the parties on September 4, 2001. A copy of the Agreement is attached hereto as Exhibit 2.1. The Registrant agrees to furnish a copy of any omitted schedule or exhibit to this Agreement to the Securities and Exchange Commission upon request.

The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report which are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits


2.1 Second Amended and Restated Asset Purchase Agreement, dated as of October 18, 2001, by and among Teligent, Inc., Teligent Services, Inc., Quadrangle Investments, Inc., BackLink, L.L.C., JTel, L.L.C., KatLink, L.L.C., Teligent Telecommunications, L.L.C., Teligent License Co. I, L.L.C., Teligent License Co. II, L.L.C., Teligent Communications, L.L.C., Teligent of Virginia, Inc., and Teligent Acquisition Corp.

2.2 Form of Warrant, Exhibit D to the Second Amended and Restated Asset Purchase Agreement, dated as of October 18, 2001.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TELIGENT, INC.


Dated:  October 22, 2001            By: Stacy R. Dees
                                        ------------------------------
                                    Name:  Stacy R. Dees
                                    Title: Associate General Counsel
                                            and Assistant Secretary



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                                  EXHIBIT INDEX

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
Exhibit Number                                                   Description
--------------                                                   -----------

2.1                          Second Amended and Restated Asset Purchase Agreement, dated as of October 18, 2001, by and among Teligent, Inc., Teligent
                             Services, Inc., Quadrangle Investments, Inc., BackLink, L.L.C.,
                             JTel, L.L.C., KatLink, L.L.C., Teligent Telecommunications,
                             L.L.C., Teligent License Co. I, L.L.C., Teligent License Co.
                             II, L.L.C., Teligent Communications, L.L.C., Teligent of
                             Virginia, Inc., and Teligent Acquisition Corp.  The Registrant
                             will furnish a copy of any omitted schedules or exhibits to the
                             Commission upon request.

2.2 Form of Warrant, Exhibit D to the Second Amended and Restated Asset Purchase Agreement, dated as of October 18, 2001.
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